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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 22, 2004


                                 MORGAN STANLEY
             (Exact name of registrant as specified in its charter)


 Delaware                              1-11758                36-3145972

 (State or other jurisdiction          (Commission           (IRS Employer
 of incorporation)                     File Number)          Identification No.)


                    1585 Broadway, New York, New York 10036
          (Address of principal executive offices including zip code)

       Registrant's telephone number, including area code: (212) 761-4000

                                 Not Applicable
         (Former name or former address, if changed since last report)

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Item 7(c).  Exhibits

8-d Tax Opinion of Davis Polk & Wardwell, dated July 22, 2004, relating to the registrant's Federal Funds Senior Variable Rate Renewable Notes, EXtendible Liquidity Securities(R) (EXLs(R)), with a Final Maturity date of August 13, 2010, and to the registrant's LIBOR Senior Variable Rate Renewable Notes, EXtendible Liquidity Securities(R)(EXLs(R)), with a Final Maturity date of August 13, 2010, as described in Pricing Supplement No. 76 dated July 15, 2004 to the Prospectus Supplement dated August 26, 2003 and the Prospectus dated August 26, 2003 related to Registration Statement No. 333-106789.





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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          MORGAN STANLEY
                                          Registrant



                                             /s/ Martin M. Cohen
                                          --------------------------------------
                                          Name:  Martin M. Cohen
                                          Title: Assistant Secretary and Counsel


Date:  July 22, 2004



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



                               Index to Exhibits


Exhibit No.                                 Description

8-d Tax Opinion of Davis Polk & Wardwell, dated July 22, 2004, relating to the registrant's Federal Funds Senior Variable Rate Renewable Notes, EXtendible Liquidity Securities(R) (EXLs(R)), with a Final Maturity date of August 13, 2010, and to the registrant's LIBOR Senior Variable Rate Renewable Notes, EXtendible Liquidity Securities(R)(EXLs(R)), with a Final Maturity date of August 13, 2010, as described in Pricing Supplement No. 76 dated July 15, 2004 to the Prospectus Supplement dated August 26, 2003 and the Prospectus dated August 26, 2003 related to Registration Statement No. 333-106789.





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